December 27, 2002

Dear Shareholder:

The enclosed check represents a distribution of $.15 a share on Tridan Corp. stock held by you.

The following per share information is provided for your use in planning your current year's taxes:

                                                   Current          Year to Date
                                                 Distribution       Distribution
                                                 -------------     -------------
      Tax exempt income                          $         .15     $          46
      Taxable dividend income                               --                --
      Long-term capital gain income                         --               .01
                                                 -------------     -------------

                                                 $         .15     $         .47
                                                 =============     =============

Sincerely,

/s/ Peter Goodman
-----------------------------
Peter Goodman
President